EXHIBIT 10.1

                     AMENDED AND RESTATED LICENSE AGREEMENT
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     This Amended and Restated License  Agreement (this  "AGREEMENT") is entered into  effective  as of  January  1,  2007  by and  between  Electric  Aquagenics
Unlimited, Inc, a Delaware corporation (a/k/a EAU Technologies, Inc., and hereinafter referred to as "LICENSOR" or "EAU") and Zerorez Franchising Systems, Inc., a Nevada corporation (f/k/a H20 AquaCare Franchising Systems, Inc., and hereinafter referred to as "LICENSEE" or "ZEROREZ"), and amends, restates and supersedes any and all prior oral and/or written agreements between Licensor and Licensee pertaining to the subject matter hereof. Licensor and Licensee may be referred to herein sometimes as the "PARTIES," collectively and the "PARTY," individually.

                                 R E C I T A L S

     A. WHEREAS, Licensor is engaged in the design, development, manufacture and sale of patented and proprietary primacide commercial generators (the "PRIMACIDE GENERATORS") that produce both an alkaline water that can be used for cleaning purposes ("PRIMACIDE B FLUID") and a hypochlorous acid fluid that can be used for disinfecting purposes ("PRIMACIDE A FLUID"), for use in various industries, including the carpet and living surface cleaning industry;

     B. WHEREAS, Licensee provides carpet and living surface cleaning services, through its company-owned locations and through franchised outlets (referred to herein as "ZEROREZ FRANCHISEES") throughout the United States and Canada ("FRANCHISE Services");

     C WHEREAS, pursuant to a "Uniform Offering Circular" and "Franchise Agreement" that each Zerorez Franchisee executes (collectively the "FRANCHISE AGREEMENTS"), Zerorez licenses to each Zerorez Franchisee the use of Zerorez's trademarks and technology and the use of trademarks and technology licensed from EAU (the "ZEROREZ PROPRIETARY TECHNOLOGY") to allow the Zerorez Franchisees to provide the Franchise Services to their customers;

     D. WHEREAS, the Parties have entered into various agreements (referred to herein collectively as the "ORIGINAL AGREEMENTS") whereby Licensor granted to Licensee a license to allow Zerorez and the Zerorez Franchisees to acquire Primacide Generators from Licensor and to use the Primacide B Fluid solely for use in the Franchise Services (collectively, the "ORIGINAL LICENSE");

     E. WHEREAS, in order to assure a supply of Primacide Generators and Primacide B Fluid, Zerorez desires to commit to acquire all of its requirements, and to require Zerorez Franchisees to acquire all their requirements, for Primacide Generators and Primacide B Fluids from Licensor, and Licensor desires to commit to supply to Zerorez and Zerorez Franchisees all of their requirements for such Primacide Generators and Primacide B Fluids on the terms and conditions set forth in this Agreement and the Equipment Purchase Agreement;

     F. WHEREAS, this Agreement shall supersede, amend, restate and replace the Original Agreements and the license and rights granted hereunder (the "LICENSE") shall supersede, amend, restate and replace the Original License; and

     G. WHEREAS, in connection with the License granted hereby, Licensor and Licensee have agreed to enter into "Technology License Agreements," and escrow agreements with ZFA, Inc., a California non profit corporation ("ZFA") comprised of Zerorez Franchisees and established to protect the rights and interests of the Zerorez Franchisees in the event Licensor and/or Licensee for any reason fails to, or cannot, supply the Primacide Generators, the Primacide B Fluid, the


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Zerorez Proprietary Technology, or the EAU Technology to the Zerorez Franchisees
(collectively referred to herein as the "TECHNOLOGY LICENSE AGREEMENTS");

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration described herein, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    SECTION I
                                   DEFINITIONS

     1.1  "AGREEMENT"   means  this  Agreement  and  all  exhibits,   schedules,
certificates, lists, documentation and financial records, attached hereto or made a part hereof, including any addenda or amendments thereto.

     1.2 "CIP SYSTEM" means a clean-in-place cleaning system in a commercial building or facility which uses a Primacide Generator to create Primacide B Fluid or Primacide A Fluid to be used exclusively on or within the building or facility where such fluids are being produced.

     1.3 "EAU TECHNOLOGY" means patent, trademark, trade secret, copyright, mask work and other intellectual property rights, other than trademark or service mark rights, owned by Licensor, or licensed by Licensor with the right to grant sublicenses thereof and/or to utilize such rights related to Licensor's Primacide Generators and Primacide B Fluid in providing Franchise Services.

     1.4 "EQUIPMENT PURCHASE AGREEMENT" shall mean the Master Equipment Purchase Agreement in the form of Exhibit "A", attached hereto and incorporated herein by reference, pursuant to which EAU agrees to sell to and Zerorez Franchisees (with respect to franchised outlets) and Zerorez (with respect to company-owned locations) agree to purchase from EAU the Primacide Generators for use in providing the Franchise Services.

     1.5 "FRANCHISE" shall mean the franchise rights granted to a Zerorez Franchisee by Licensee.

     1.6 "FRANCHISE AGREEMENTS" shall mean, collectively, the Zerorez Franchise Offering Circular and Franchise Agreements that outline and describe all of the terms and conditions between and among Zerorez as franchisor and the Zerorez Franchisees as franchisees.

     1.7 "FRANCHISE SERVICES" shall mean and be limited to the use of Primacide B Fluid in conjunction with the Zerorez Proprietary Technology in the cleaning of carpets, furniture and rugs as described and contemplated as within U.S. Department of Labor, Occupational Safety & Health Administration, SIC Code 7217 Carpet & Upholstery Cleaning, and U.S. Census Bureau 2002 NAICS Definition 561740 Carpet & Upholstery Cleaning Services; the cleaning of stone, hardwood, concrete, tile, walls, linoleum and other flooring and countertop materials; and the cleaning of upholstery and soft fabric textiles. The term Franchise Services specifically excludes Restoration Services (as hereinafter defined), except to the extent any such services are incidental to any of the above described cleaning services. The Franchise Services may be offered by Zerorez and Zerorez Franchisees to residential and commercial customers throughout the United States and Canada, excluding commercial facilities with a CIP System, including, but not limited to, commercial buildings and facilities such as airports, hospitals, food or beverage processing facilities, grocery stores, department stores, etc.

     1.8  "IMPROVEMENTS"   means   improvements,   modifications,   adaptations,
revisions, enhancements, additions, or changes to any of the EAU Technology which is the subject of the License granted to Zerorez pursuant to this Agreement or to ZFA pursuant to the Technology License Agreements.


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     1.9 "LICENSE"  means the license and rights granted to Licensee by Licensor under this Agreement to purchase and use, and to have the Zerorez Franchisees purchase and use, the Primacide Generators, the Primacide B Fluid and the EAU Technology applicable to such Primacide Generators and Primacide B Fluid for Franchise Services in the United States and in Canada during the Term of this Agreement.

     1.10  "PRIMACIDE  GENERATORS"  means  equipment or generators  that produce
Primacide B Fluid and Primacide A Fluid using EAU Technology. The term "Primacide Generators" does not include, and specifically excludes, all Primacide C Generators developed or owned by Licensor.

     1.11 "PATENTS" shall mean any and all patents related to the Primacide Generators and the carpet cleaning system owned by Licensor applicable to the Franchise Services. Specifically, "Patents" includes, but is not limited to, Licensor's Patent Number 6,638,364. The term "Patents" does not include, and specifically excludes, all patents related to Primacide C Generators.

     1.12 "RESTORATION SERVICES" shall mean, but not be limited to, the cleaning and remediation of both residential and commercial buildings or facilities after a man-made or natural disaster, including, but not limited to, water removal and dehumidification, fire, smoke and soot remediation and restoration, mold mitigation and remediation, removal and replacement of damaged building materials, cleaning of all surfaces affected by such types of disasters, all of which would be typically performed by licensed contractors.

     1.13 "TECHNOLOGY LICENSE AGREEMENTS" shall mean those Technology License Agreements between and among Licensee, Licensor and ZFA for the benefit of the Zerorez Franchisees described in Recital G hereinabove.

     1.14 "TERM" shall mean the License term described in this Agreement, including any mutually agreeable extensions or renewals thereof.

     1.15 "ZEROREZ FRANCHISEE" shall mean any existing or future owner of a Zerorez Franchise under a Franchise Agreement or any person or entity whose Franchise Agreement was terminated for any reason, other than as a result of default by the Franchisee, but who continues to use a Primacide Generator, Primacide B Fluid or any EAU Technology. The term "Zerorez Franchisee" shall include (except for purposes of Section 8.2 of this Agreement) business entities affiliated with Zerorez which provide Franchise Services, whose primary business is carpet cleaning in the United States or Canada using Zerorez's name and working specifically within the scope of the Zerorez Franchise business model.

     1.16 "ZEROREZ PROPRIETARY TECHNOLOGY" means patent, trademark, trade secret, copyright, mask work and other intellectual property rights, other than trademark or service mark rights, owned by Zerorez or licensed by Zerorez with the right to grant sublicenses thereof and/or to utilize such rights to provide the Zerorez goods and services to Zerorez Franchisees, such as cleaning techniques, designs and specifications for cleaning equipment, trucks and supplies, operating manuals, methods of operation, lists of third party suppliers and other business plans and procedures.

                                   SECTION II
                                 LICENSE GRANTED

     2.1 GRANT OF LICENSE. During the Term of this Agreement, and any extensions and renewals thereof, Licensor hereby grants to Licensee, subject to the terms and conditions of this Agreement, the right to purchase and use, and to allow the Zerorez Franchisees to purchase and use, Primacide Generators and Primacide B Fluid, and to use the EAU Technology for providing Franchise Services in the United States and Canada. Each Primacide Generator covered by this Agreement shall be used by Zerorez or a Zerorez Franchisee only as part of a truck mounted cleaning system or in a stationary location for the purpose of generating

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Primacide B Fluid to perform and  complete  the  Franchise  Services.  Primacide
Generators shall not be used by Zerorez or Zerorez Franchisees in any other manner or for any other purpose. Any Improvements, whether designed or invented by Licensor, Licensee or any Zerorez Franchisee, shall belong to Licensor during and after the Term of this Agreement but will immediately be deemed to be a part of the EAU Technology licensed pursuant to this Agreement and/or the Technology
License   Agreements.   Licensee  shall  execute,   and  shall  require  Zerorez
Franchisees to execute, such documents or instruments necessary and appropriate to transfer, convey and assign to Licensor all rights, title and interest in and to any such Improvements.

     2.2 LICENSOR'S TRADEMARKS. During the Term of this Agreement, and any extensions and renewals thereof, Licensor hereby grants to Licensee, subject to the terms and conditions of this Agreement, the right to use, and to allow Zerorez Franchisees to use, those trademarks, service marks and/or patents of Licensor as are set forth on Schedule 2.2 attached hereto ("LICENSOR TRADEMARKS"). Licensee shall affix on all such trademarks, service marks and patents such registration designations listed on Schedule 2.2 and such other reasonable marks as Licensor shall from time to time request, by written notice to Licensee, to clearly indicate such marks or patents are owned and/or registered by Licensor.

     2.3 USE RESTRICTIONS. The License granted to Licensee under this Agreement or to ZFA under the Technology License Agreement does not include or grant to Licensee or to any Zerorez Franchisee the following:

          (a) The right to sell Primacide A Fluid;

          (b) The right to sell Primacide B Fluid except incidental to the performance of Franchise Services;

          (c) The right to use any equipment or generator, other than Licensor's Primacide Generator, to produce Primacide B Fluid; or

          (d) The right to sell, transfer, loan, lease or sub-lease Licensor's Primacide Generators to any third party without Licensor's prior written consent.

     2.4 EXCLUSIVITY. The License granted under this Agreement shall be an exclusive license during the term hereof for businesses providing Franchise Services, but whose primary business is carpet cleaning in the United States and Canada. Licensor will not, during the term hereof, grant to others the right to use Primacide Generators, Primacide B Fluid or EAU Technology in the United States or Canada involving Franchise Services, provided Licensee is not in default of any material term of this Agreement or the Equipment Purchase Agreement. Licensor reserves all rights in and to the EAU Technology and all uses thereof, including the right to grant others all uses thereof, not licensed to Licensee under this Agreement or to ZFA under the Technology License Agreements, specifically including, but not limited to, the following:

          (a) The use of Primacide Generators, Primacide B Fluid or Primacide A Fluid in CIP Systems worldwide to clean carpet and living surfaces in commercial buildings or facilities including, but not limited to, commercial facilities such as airports, hospitals, food or beverage processing facilities, grocery stores and department stores, which facilities house CIP Systems and which CIP Systems in such facilities do not include the Zerorez carpet and living surface cleaning system, i.e., a wand that disburses the Primacide B Fluid and vacuums the same in a single process as employed by Zerorez and the Zerorez Franchisees.

          (b) The use of Primacide Generators, Primacide B Fluid or Primacide A Fluid for Restoration Services worldwide, including carpet cleaning that is incidental to such Restoration Services.

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     2.5 REQUIREMENTS OBLIGATION.  Licensee shall purchase and shall require the
Zerorez Franchisees to purchase all of their respective requirements for Primacide Generators from Licensor during the Term hereof pursuant to the terms and conditions of the Equipment Purchase Agreement. Zerorez, and Zerorez Franchisees pursuant to the terms of the Franchise Agreements, shall be required to use only the Primacide Generators to perform the Franchise Services. Notwithstanding the foregoing, Zerorez and the Zerorez Franchisees shall be entitled to purchase Primacide Generators and Primacide B Fluid from ZFA, Licensee and/or their permitted contractors upon Licensor's breach of its obligations to supply Primacide Generators required by Zerorez Franchisees for any reason, as set forth in the Technology License Agreements between ZFA and Licensor and in Section 2.6 below.

     2.6 MANUFACTURING AND SALE RIGHTS OF LICENSEE. In the event Licensor and/or its successors and assigns cease operations, or otherwise discontinues supplying Primacide Generators and/or Primacide B Fluid to Licensee or Zerorez Franchisees for any reason other than a default or breach of this Agreement by Licensee, Licensee shall then have a non-exclusive license to use, and have Licensee's employees and permitted contractors use, the EAU Technology to produce and sell the Primacide Generators and Primacide B Fluid to Zerorez Franchisees. With respect to such non-exclusive license, Licensor and Licensee will have rights and obligations reasonably equivalent to those of Licensor and ZFA under Sections 3 through 10 of their Technology License Agreement. The non-exclusive license provided for in this Section 2.6 will apply only upon Licensor's inability or unwillingness to provide Primacide Generators to Licensee or to Zerorez Franchisees and Licensee is not in default of any material term of this Agreement or the Equipment Purchase Agreement.

     2.7 RIGHTS OF FRANCHISEES. Regardless of any breach of this Agreement by Licensee, each Zerorez Franchisee, so long as it remains a Zerorez Franchisee, shall have a non-exclusive right, which will continue after any termination under Section III below, to purchase Primacide Generators and/or Primacide B Fluid from Licensor upon the purchase, warranty and other terms set forth in this Agreement and to use Primacide Generators, the Primacide B Fluid generated by Primacide Generators and the EAU Technology in connection with the performance of Franchise Services in the United States and CANADA.

                                   SECTION III
                              TERM AND TERMINATION

     3.1 TERM. This Agreement is effective as of January 1, 2007 and unless sooner terminated will continue in force until December 31, 2011 (the "TERM"). If this Agreement is terminated for any reason whatsoever, whether by expiration of its Term or otherwise, all future and continuing rights and obligations hereunder will terminate, except:

          (a)  The  Parties  obligation  to  maintain  the   confidentiality  of
Confidential Materials;

          (b) Any claim or cause of action as of the date of termination will survive and remain in full force and effect until such rights and obligations are fully discharged or the applicable statute of limitations has expired; and

          (c) All rights and obligations of the Parties under Section VI relating to indemnification, Section VII relating to infringement, Section VIII relating to miscellaneous provisions and this Section III shall survive the termination of this Agreement.

     3.2 AUTOMATIC EXTENSIONS. The Term of this Agreement shall be automatically extended for three (3) succeeding terms of five (5) years each, absent a premature termination pursuant to Section 3.3 below.

     3.3 PREMATURE TERMINATION. This Agreement may be terminated prior to the expiration of its Term, or any extension or renewal thereof, as follows:

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          (a) If either  Party  fails to meet any  material  obligation  or duty hereunder or is in default hereunder, the non-defaulting Party shall have the right to terminate this Agreement upon giving sixty (60) days written "Notice of Intent to Terminate," specifying such failure, breach, or default to the defaulting Party. If the defaulting Party fails to make any payment in arrears, or otherwise fails to cure the breach or default within such sixty (60) day period, then the non-defaulting Party may send a written "Notice Of Termination" to the defaulting Party, whereupon this Agreement shall terminate thirty (30) days after the date of such Notice of Termination.

          (b) Either Party may terminate this Agreement upon thirty (30) days written notice in the event that any warranty, covenant, or representation made by the other Party under this Agreement or any other materials provided by the other Party, or any related agreement executed in connection with this Agreement is determined by a court of competent jurisdiction to have been willfully false in any material respect when made or furnished. Such a representation shall be considered "willful" if it is made by either Party not in good faith and without a reasonable belief that the representation was true.

     3.4  EFFECT OF  TERMINATION;  LICENSEE'S  CONTINUED  RIGHTS IN THE EVENT OF
LICENSOR DEFAULT OR BANKRUPTCY. Nothing herein shall be construed to release either Party of any obligation which matured prior to the effective date of a termination of this Agreement or which may continue beyond such termination. Licensor acknowledges and agrees that this Agreement and all rights and licenses granted under or pursuant to this Agreement by Licensor to Licensee are, and shall otherwise be deemed to be licenses to rights to intellectual property. Licensor agrees that Licensee, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under applicable bankruptcy, insolvency or other similar law, including specifically but without limitation, Section 365(n) of the U.S. Bankruptcy Code, as amended. Licensor further agrees that, in the event of a Licensor default, or a dissolution or other discontinuance of Licensor's business operations or existence, or the commencement of a voluntary or involuntary proceeding against Licensor seeking liquidation, rehabilitation, reorganization, conservatorship or other relief with respect to it or its assets under any bankruptcy, insolvency or other similar law, Licensee, in addition to its right to terminate this Agreement, shall also have the right, at its election, to retain all of its rights under this Agreement. In such event, Licensee shall further have the right to either require Licensor to assign to Licensee any or all manufacturing, supply, license or other agreements with third parties to which Licensor is a party relating to the EAU Technology and/or the Primacide Generators and Primacide B Fluid (as well as all related product regulatory approvals, permits and licenses to the extent legally transferable or to enter into its own agreements with such third parties and obtain its own regulatory approvals, permits and licenses). Licensee and ZFA shall also be entitled to all of their other remedies under the Technology License Agreements in such event.

                                   SECTION IV
                         TERMS AND CONDITIONS OF LICENSE

     4.1 USE CONDITIONS. Licensee shall conduct its business relative to Primacide Generators and the Primacide B Fluid, and Licensee shall require the Zerorez Franchisees to conduct their respective businesses relative to Primacide Generators and the Primacide B Fluid, so as to maintain and increase the goodwill and reputation of Licensor, and shall conform to all laws, rulings, regulations and codes of ethics that are applicable to Licensee, its employees, representatives and /or agents and Zerorez Franchisees and their employees, representative and/or agents. Licensee shall use its commercially reasonable best efforts to require each Zerorez Franchisee to abide by and timely perform all of its duties and obligations under the Equipment Purchase Agreement. Additionally, Licensee shall, and Licensee shall require the Zerorez Franchises, to use the EAU Technology in conformance with all requirements of the Franchise Agreements, and to abide by and maintain such quality control policies as Licensor may, from time to time, reasonably deem necessary relative to the use of the EAU Technology, including for example, but not limited to, the following:

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          (a) the use of each Primacide  Generator for the operation of not more than five (5) truck mounted cleaning systems;

          (b) such packaging requirements as may be necessary to protect the Licensor Trademarks;

          (c) safety standards, practices and procedures as Licensor may deem reasonable and necessary, including procedures for disposal of waste water; and

          (d) any other quality controls deemed reasonably necessary by Licensor to protect the EAU Technology, Licensor Trademarks and goodwill of Licensor.

     4.2 ORDERING PROCESS. Licensee and Zerorez Franchisees shall place orders with Licensor for Primacide Generators in writing, in accordance with the terms and conditions of the Equipment Purchase Agreement.

     4.3 PURCHASE PRICE AND TERMS. The purchase price to be paid by Zerorez and Zerorez Franchisees to Licensor for the Primacide Generators and the related payment terms shall be as set forth in the Equipment Purchase Agreement.

                                    SECTION V
                        CONFIDENTIALITY, NON-COMPETITION

     5.1 CONFIDENTIAL INFORMATION. The Parties agree that this Agreement and all of the terms contained herein shall not be disclosed to any third party, excluding the Zerorez Franchisees, ZFA and its agents, association members and managers or any other party that is involved in the management and execution of the Technology License Agreements, without the prior written consent of the other Party, except to the extent required to be disclosed by law. Furthermore, each of the Parties agrees to keep confidential all of the other Party's confidential information, and strategies related to the its business, sales and marketing materials, distribution methods, manufacturing information, trade secrets and all technical information relating to the EAU Technology (the "CONFIDENTIAL MATERIALS"). The Parties hereto agree and stipulate that as between them the Confidential Materials are important, material and confidential and materially affect the effective and successful conduct of Licensor's business.

                                   SECTION VI
                  INDEMNIFICATION, ASSUMPTION OF THIS AGREEMENT

     6.1 MUTUAL INDEMNIFICATION. Each Party agrees to indemnify, hold harmless and defend the other Party and its respective officers, directors, employees, representatives, consultants and agents from and against any all third party's (including governmental and/or regulatory bodies or agencies) claims, demands, liabilities, lawsuits, judgments and any other action, arising out of, related to or associated with the such Party's actions, inactions, representations and conduct in connection with or related to this Agreement.

     6.2 ASSUMPTION. Should Licensor, at any time during the Term of this Agreement or any extension thereof, sell all or substantially all of its assets to a third party ("THIRD PARTY COMPANY"), then Licensor shall use its commercially reasonable best efforts to cause the Third Party Company acquiring all or substantially all of the Company's assets, to assume this Agreement and affirm its validity, enforceability and legality for the then remaining Term and any extension(s) thereof, without any change, modification, interruption or alteration to this Agreement and the terms and conditions contained herein. Should the Third Party Company not assume this Agreement with all of its terms and conditions, then the terms and conditions of the Technology License

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Agreements  shall apply and govern the rights and  obligations of Licensee,  ZFA and the Zerorez Franchisees.

     6.3 DISCLAIMER OF LIABILITY. Except as expressly set forth in this Agreement (or resulting from any breach by Licensor under this Agreement), Licensor shall have no liability to Licensee, the Zerorez Franchisees or any other third party individual or entity, based upon any injury, loss or damage of any kind or nature, sustained by or any damage assessed against, or any other liability incurred or imposed upon Licensee, a Zerorez Franchisee or any other third party, arising out of, connected with or resulting from Licensee's or any Zerorez Franchisee's use of the Primacide Generators, Primacide B Fluid or any other EAU Technology or equipment provided by Licensor pursuant to this Agreement, the Equipment Purchase Agreement or the Technology License Agreements (a "Claim"). Licensee shall indemnify, hold harmless and defend Licensor and its officers, directors, employees, representatives, consultants and agents from and against any losses, costs, expenses, liabilities, or damages of any kind or nature, including attorney fees and costs, incurred or imposed upon Licensor arising out of, connected with or resulting from any such Claim, except to the extent the liability for such Claim has been determined by a court of competent jurisdiction to have been caused by the willful misconduct or gross negligence of Licensor or a breach of this Agreement by Licensor.

     6.4 NO ASSIGNMENT BY LICENSEE. Licensee may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of Licensor, which consent may not be unreasonably withheld or delayed. Despite such consent, no assignment by Licensee shall release the Licensee of any of its obligations to be performed under this Agreement. Any attempted assignment or delegation in violation of this provision shall be void, of no force and effect and shall entitle Licensor to terminate this Agreement. As used in this provision, "assignment" and "delegation" shall mean any sale, gift, pledge, hypothecation, encumbrance, or other transfer of all or any portion of the rights, obligations or liabilities in or arising from this Agreement to any person or entity, whether by operation of law or otherwise, and regardless of the legal form of the transaction in which the attempted assignment occurs.

     6.5 ASSIGNMENT BY LICENSOR. The Licensor may assign all or part of its rights under this Agreement and may delegate all or part of its duties under this Agreement provided that any assignee assumes this Agreement and expressly affirms in writing its validity, enforceability and legality for the then remaining Term and any extension or renewal thereof, without any change, modification, interruption, or alteration to this Agreement and the terms and conditions contained herein.

                                   SECTION VII
                                  INFRINGEMENT

     7.1. INFRINGEMENT. In the event that either Party shall learn of a material infringement of any patent or misappropriation of any technology comprising the Primacide Generator, the EAU Technology, the Zerorez Proprietary Technology or any other related technology under this Agreement, that Party shall immediately call the other Party's attention thereto in writing and shall provide such other Party with reasonable evidence of such infringement or misappropriation. The Parties shall cooperate with each other, and shall use their commercially reasonable best efforts, to terminate such infringement or misappropriation without litigation. If the efforts of the Parties are not successful in abating the infringement or misappropriation within thirty (30) days after the infringement or misappropriation comes to the attention of Licensor, Licensor may in its sole discretion, and at its sole expense, take such further actions, including (without limitation) bringing a legal action, as it deems necessary and appropriate to enforce its rights and prevent unauthorized or illegal infringement or misappropriation that is or would be adverse to Licensee or Zerorez Franchisees. Licensor shall be entitled to any monetary recovery from such an action.

     7.2 LICENSEE RIGHTS. If Licensor elects not to prosecute any such infringement or misappropriation, Licensee shall have the right to prosecute the same in its own name, and at its sole expense. Each non-prosecuting Party agrees to cooperate with and assist the other in a reasonable manner in any such proceeding. This cooperation and assistance shall include (without limitation), if necessary in order for such prosecution to occur, agreeing to be joined in the prosecution as a nominal party and/or assigning to the prosecuting Party rights necessary to prosecute the matter. Any recovery from any of the foregoing proceedings shall belong to the Party bringing and paying for the proceeding, provided that, if a joint prosecution is undertaken by the Parties, the expenses and recovery, if any, shall be shared equally or as the Parties agree between themselves. Notwithstanding the foregoing, should Licensee elect to prosecute an infringement claim against a third party hereunder, and Licensor fails to provide its cooperation and assistance, Licensor shall reimburse Licensee for its reasonable attorneys' fees and costs of any such action should a court of competent jurisdiction find in favor of Licensee with respect to such trademark and/or patent infringement litigation.

     7.3 COOPERATION. Each Party agrees to cooperate fully with the other in litigation proceedings instituted hereunder and, upon request of the Party bringing suit, the other Party shall make available to the Party bringing suit all relevant records, papers, information, samples, specimens, and the like which may be relevant and in its possession. The Party bringing the suit (or if brought jointly, Licensor) shall have the right to control such litigation. In the event a court of competent jurisdiction from which no appeal has or can be taken determines that one or more patents covering the Primacide Generator or any related EAU Technology is invalid or unenforceable, Licensee may terminate this Agreement. Licensor shall not, however, be required to refund any payments theretofore paid Licensor by Licensee or Zerorez Franchisees.

                                  SECTION VIII
                            MISCELLANEOUS PROVISIONS

     The following miscellaneous provisions are an integral part of this Agreement.

     8.1 BINDING OBLIGATION. This Agreement shall inure to the benefit of and constitute a binding obligation upon the contracting parties, their respective heirs, legal representatives and permitted assigns.

     8.2 MODIFICATIONS. This Agreement may not be modified or amended except by an instrument in writing signed by the Parties hereto. Notwithstanding the foregoing, this Agreement may not be modified or amended in such a manner as to have a substantial negative effect on the Zerorez Franchisees without the prior written consent of (a) more than fifty percent (50%) of the Zerorez Franchisees at that time; and (b) Zerorez Franchisees whose Franchises together have accounted for more than fifty percent (50%) of the gross revenues of all Franchises for the immediately preceding twelve (12) complete calendar months ending at least 30 days prior to such amendment.

     8.3 THIRD PARTY BENEFICIARIES. Zerorez Franchisees shall be third party beneficiaries of this Agreement and are entitled to enforce their rights as set forth in this Agreement.

     8.4 HEADINGS. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to limit or affect in any way, the meaning or interpretation of any of the terms or provisions of this Agreement.

     8.5 SEVERABILITY. The provisions of this Agreement are severable, and should any provision hereof be void, voidable, unenforceable, or invalid, such a void shall not affect any other portion or provision of this Agreement.

     8.6 WAIVER. Any waiver by any Party hereto of any breach of this Agreement of any kind or character whatsoever by the other Party, whether such waiver is direct or implied, shall not be construed as a continuing waiver or consent to any subsequent breach of this Agreement on the part of the other Party.

     8.7 APPLICABLE LAW. This Agreement shall be interpreted, construed, and enforced according to the laws of the State of Georgia.

     8.8 ATTORNEYS' FEES. In the event any action or proceeding is brought by any Party under this Agreement, the prevailing Party shall be entitled to recover attorneys' fees and costs in such an amount as a court may adjudge reasonable.

     8.9 MEDIATION. If any dispute arises under this Agreement, the Parties shall negotiate in good faith to settle such dispute. If the Parties cannot resolve such dispute themselves, then either Party may submit the dispute to non-binding mediation by a mediator approved by both Parties. The Parties shall both cooperate with the mediator.

     8.10 VENUE AND JURISDICTION. In the event of any legal action or proceeding for the interpretation or enforcement of this Agreement, each of the Parties agrees to submit to the exclusive jurisdiction of the state court sitting in the Superior Court of the State of Georgia, Fifth Judicial District, Atlanta Judicial Circuit in any such proceeding, and agrees that all claims in any such proceeding may be heard and determined in such court. Each Party also agrees not to bring any action or proceeding in any other court. Each of the Parties consents to venue in such jurisdiction, waives any defense of inconvenient forum to the maintenance of any proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto.

     8.11 ENTIRE AGREEMENT. This Agreement together with the Equipment Purchase Agreement represents the entire agreement between and among the Parties and supersedes any and all prior oral and/or written agreements between them with respect to the subject matter of this Agreement and the Equipment Purchase Agreement, provided that the Parties' obligations relating to any Primacide Generators previously sold under the Original License shall continue in effect.

     8.12 RECITALS. The Recitals set forth at the beginning of this Agreement of any matters or facts shall be deemed to be representations and warranties of the truthfulness thereof and shall be deemed a part of this Agreement.

     8.13  COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties authorize each other to detach and combine original signature pages and consolidate them into a single identical original. Any one of such completely executed counterparts shall be sufficient proof of this Agreement.

     8.14 FURTHER ASSURANCES. The Parties to this Agreement shall promptly execute and deliver any and all additional documents, instruments, notices, and other assurances, and shall do any and all other acts and things, reasonably necessary to carry out and effectuate the terms of this Agreement. Each Party agrees that such Party will not do or fail to do anything, directly or indirectly, that will interfere with or adversely affect any of the rights provided for herein or that would interfere with the performance of this Agreement by the other Party.

     8.15 GENERAL INTERPRETATION. The terms of this Agreement have been negotiated by the Parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent. This Agreement shall be construed without regard to any presumption or rule requiring construction against the Party causing such instrument or any portion thereof to be drafted, or in favor of the Party receiving a particular benefit under the Agreement. No rule of strict construction will be applied against any Party.

     8.16 SPECIFIC PERFORMANCE. The Parties agree that irreparable damage will result if this Agreement is not performed in accordance with its terms, and the Parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the Parties hereunder shall be enforceable by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that a Party may have under this Agreement, at law or in equity.

     IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the day and year first above written.

              Licensor:                 ELECTRIC AQUAGENICS UNLIMITED, INC.


                                        By:  /s/ Wade Bradley
                                            ------------------------------------
                                              Wade Bradley
                                        Its:  President & CEO


              Licensee:                 ZEROREZ FRANCHISING SYSTEMS, INC.



                                        By: /s/ James K. Stone
                                            ------------------------------------
                                              James K. Stone
                                        Its:  CEO

                                  SCHEDULE 2.2
                  LIST OF TRADEMARKS, SERVICE MARKS AND PATENTS


Trademarks:

          Empowered Water(TM)

          Empowering Water(TM)

          Primacide(TM)

          Primacide B(TM)

Service Marks

          None

Patents

          Patent # 6,638,364, effective October 28, 2003, describing Licensor's carpet cleaning system to clean and disinfect carpets, fabrics and hard surfaces.





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